                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2004
                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     1-9125                    11-2113382
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2 (b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On September 15, 2004, Victor Insetta, the Chairman, President and Chief
Executive Officer of American Technical Ceramics Corp. (the "Company"), and
Stuart P. Litt, one of the Company's directors, each adopted a pre-arranged, systematic trading plan to sell shares of the Company's common stock in accordance with guidelines specified by Rule 10b5-1 under the Securities and
Exchange Act of 1934, as amended, and the Company's policies with respect to sales of Company securities by insiders.

Mr. Insetta's 10b5-1 plan provides for the sale of up to a maximum of 120,000 shares of common stock of the Company. This represents approximately three percent of the 4,457,130 shares of common stock owned by Mr. Insetta and underlying vested and unvested stock options to purchase an additional 8,000 shares granted to Mr. Insetta as of September 15, 2004. Unless sooner terminated in accordance with its terms, Mr. Insetta's plan terminates on October 31, 2005.

Mr. Litt's plan provides for the sale of up to 20,000 shares. As of September
15, 2004, Mr. Litt owned 25,100 shares of common stock and held vested and unvested stock options to purchase an additional 15,000 shares of common stock.
Unless sooner terminated in accordance with its terms, Mr. Litt's plan terminates on December 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                     (Registrant)

                                                     /S/ ANDREW R. PERZ
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Date: September 16, 2004                               Andrew R. Perz
                                                 Vice President, Controller
                                               (Principal Accounting Officer)